Filed pursuant to Rule 497(e)
File Nos. 333-221764 and 811-23312

NestYield Total Return Guard ETF (EGGS)
NestYield Dynamic Income ETF (EGGY)
listed on NYSE Arca, Inc.

NestYield Visionary ETF (EGGQ)
listed on The Nasdaq Stock Market, LLC

January 22, 2025

Supplement to
Statement of Additional Information (“SAI”)
dated December 22, 2024

Effective immediately, the second paragraph of the section of the SAI entitled “Dividends and Distributions” is amended and restated in its entirety to read as follows:

General Policies. Each Fund intends to pay out dividends and interest income, if any, monthly and distribute any net realized capital gains to its shareholders at least annually. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Please retain this Supplement for future reference.